SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                OCTOBER 24, 2003

                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


       DELAWARE                       1-4717                    44-0663509
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                    Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

              EXHIBIT NO.                                 DOCUMENT
              (99)                                        Additional Exhibits

              99.1                                        Press Release issued
                                                          by Kansas City
                                                          Southern dated October
                                                          24, 2003 entitled,
                                                          "SEC Declares
                                                          Effective Kansas City
                                                          Southern Registration
                                                          Statement Relating to
                                                          its 4.25% Redeemable
                                                          Cumulative Convertible
                                                          Perpetual Preferred
                                                          Stock for Resale by
                                                          Selling
                                                          Securityholders," is
                                                          attached hereto as
                                                          Exhibit 99.1


ITEM 9.       REGULATION FD DISCLOSURE

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated October 24, 2003, announcing its registration statement on Form S-3 relating to the resale of its 4.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, Series C, and the underlying common stock, by the selling securityholders of these securities has been declared effective by the Securities and Exchange Commission.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Kansas City Southern


Date: October 27, 2003                 By:    /S/  LOUIS G. VAN HORN
                                          ----------------------------------
                                                  Louis G. Van Horn
                                           Vice President and Comptroller
                                           (Principal Accounting Officer)

EXHIBIT 99.1

   KANSAS CITY SOUTHERN                                            PRESS RELEASE
   Cathedral Square - 427 West 12TH Street - P.O. Box 219335
   Kansas City, Missouri 64121-9335                             NYSE SYMBOL: KSU



   DATE:             October 8, 2003

   MEDIA CONTACT:    William H. Galligan                     Phone: 816/983-1551
                     william.h.galligan@kcsr.com

SEC DECLARES EFFECTIVE KANSAS CITY SOUTHERN REGISTRATION STATEMENT RELATING TO ITS 4.25% REDEEMABLE CUMULATIVE CONVERTIBLE PERPETUAL PREFERRED STOCK FOR RESALE
                           BY SELLING SECURITYHOLDERS

Kansas City, MO - Kansas City Southern ("KCS") (NYSE: KSU) announces today its registration statement on Form S-3 relating to the resale of its 4.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, Series C, and the underlying common stock, by the selling securityholders of these securities has been declared effective by the Securities and Exchange Commission.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any security.

KCS is a transportation holding company that has railroad investments in the United States, Mexico and Panama. Its primary holding is The Kansas City Southern Railway Company (KCSR). Headquartered in Kansas City, Missouri, KCSR serves customers in the central and south central regions of the U.S. KCS' rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States, Canada and Mexico.